UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2005

UNITED FINANCIAL MORTGAGE CORP.
(Exact Name of Registrant as Specified in Charter)

Illinois	1-14127	36-43440533
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No)
of Incorporation)

815 Commerce Drive, Suite 100
Oak Brook, Illinois 60523
(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 571-7222

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2005, United Financial Mortgage Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) with ARH Mortgage Inc. and the Airlie Opportunity Master Fund, Ltd. (collectively, “Airlie”). Under the terms of the Agreement, Airlie will acquire the Company for $5.64 per share of common stock in cash.

Upon completion of the acquisition, the Company will become a subsidiary of Airlie and continue to operate out of its Oak Brook, Illinois headquarters as United Financial Mortgage Corp. Mr. Steve Khoshabe, President and Chief Executive Officer of the Company, will continue to serve in his current role. The transaction, which was unanimously approved by the Company’s board of directors, is subject to approval by various regulatory agencies and the Company’s shareholders and the satisfaction of certain closing conditions. The Company anticipates that the closing will occur during the fourth calendar quarter of 2005.

A copy of the Agreement is provided as Exhibit 2.1 hereto and is incorporated herein by reference. The description of the transaction contemplated in the Agreement set forth above is qualified in its entirety by reference to the Agreement. A copy of the Company’s press release announcing the transaction is provided as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of September 5, 2005, among ARH Mortgage Inc., the Airlie Opportunity Master Fund, Ltd. and United Financial Mortgage Corp.
Exhibit 99.1	Press release dated September 6, 2005 announcing entry into definitive merger agreement with Airlie.

Forward-Looking Information

This Current Report on Form 8-K contains, and future oral and written statements may contain, forward-looking statements within the meaning of such term in the Private Securities Litigation Reform Act of 1995 with respect to the Company’s business, financial condition, results of operations, plans, objectives and future performance. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of management and on information currently available to management, are generally identifiable by the use of words such as “believe,”“expect,”“anticipate,”“plan,”“intend,”“estimate,”“may,”“will,”“would,”“could,”“should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements, including, among others, the ability to obtain the approvals, and to satisfy the conditions, necessary to consummate the transaction contemplated in the Agreement, the impact and risks associated with ongoing and future legal proceedings, changes in demand for mortgage loans, the Company’s access to funding sources and the terms upon which it can obtain financing, assumptions underlying the value of the Company’s retained mortgage loan-servicing rights, the impact of economic slowdowns or recessions, management’s ability to manage the Company’s growth and planned expansion, difficulties in integrating or operating newly acquired businesses, competition in the Company’s markets, changes in government regulations, the Company’s ability to expand origination volume while reducing overhead, the impact of new legislation or court decisions restricting the activities of lenders or suppliers of credit in the Company’s market, other risk factors disclosed from time to time in the Company’s filings with the Securities and Exchange Commission and the inability of the Company to manage the risks associated with the foregoing as well as anticipated.

These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL MORTGAGE CORP.

Date: September 8, 2005	By:	/s/ Steve Khoshabe
Steve Khoshabe
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of September 5, 2005, among ARH Mortgage Inc., the Airlie Opportunity Master Fund, Ltd. and United Financial Mortgage Corp.
Exhibit 99.1	Press release dated September 6, 2005 announcing entry into definitive merger agreement with Airlie.